Exhibit 10.25

Cadre Holdings, Inc.

13386 International Parkway

Jacksonville, Florida 32218

September  1, 2021

Warren B. Kanders

250 Royal Palm Way, Suite 201

Palm Beach, Florida 33480

Re:	Employment Agreement (“Employment Agreement”) dated July 9, 2021, by and between Cadre Holdings, Inc. (the “Company”) and Warren B. Kanders (“Employee”)

Dear Mr. Kanders:

This letter agreement sets forth our mutual agreement to amend the Employment Agreement in accordance with the terms hereof, and constitutes an amendment (the “Amendment”) to the Employment Agreement.

The Employment Agreement is hereby amended as follows:

1.	The reference to “September 30, 2021” in Section 2(y) of the Employment Agreement is hereby deleted and replaced with “December 31, 2021”.

Except as specifically amended hereby, the Employment Agreement is hereby ratified and confirmed and shall remain in full force and effect in accordance with its terms. This Amendment shall be governed by, and interpreted in accordance with, the laws of the State of Delaware, without regard to the conflicts of law principles thereof. The Employment Agreement, as amended hereby, sets forth the entire understanding of the parties and merges and supersedes any prior or contemporaneous agreements between the parties pertaining to the subject matter hereof. This Amendment may be executed by the parties in multiple counterparts and shall only become effective when each party shall have executed and delivered a counterpart hereof, whether or not the same counterpart is executed and delivered by each party. When so executed and delivered, each such counterpart shall be deemed an original and all such counterparts shall be deemed one and the same document. Transmission of images of signed signature pages by facsimile, e-mail or other electronic means shall have the same effect as the delivery of manually signed documents in person.

[signature page follows]

1

Very truly yours,

Cadre Holdings, Inc.

By:	/s/ Blaine Browers
	Name:	Blaine Browers
	Title:	Chief Financial Officer

AGREED TO AND ACCEPTED:

/s/ Warren B. Kanders
WARREN B. KANDERS